UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2008

FIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-53380	80-0229922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3535 Bridge Road P. O. Box 1340 Suffolk, Virginia	23439
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 934-8200

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 12, 2008, First Bankshares, Inc. issued a press release publicly announcing preliminary approval for a $3.5 million investment from the U.S. Treasury Department under the TARP Capital Purchase Program.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release of First Bankshares, Inc. dated December 12, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Bankshares, Inc. (Registrant)

By:	/s/ Robert E. Clary
Robert E. Clary, CPA Chief Financial Officer

Date: December 12, 2008

Exhibit Index

Exhibit
99.1	Press release of First Bankshares, Inc. dated December 12, 2008